VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA D
File No. 811-09777, CIK 0001034622
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA D, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual reports for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act:

•	On 9/5/2008, Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207);

•	On 8/25/2008, AIM Variable Insurance Funds filed with the Commission via EDGAR (CIK: 0000896435);

•	On 8/25/2008, AllianceBernstein Variable Products Series Fund, Inc. filed with the Commission via EDGAR (CIK: 0000825316);

•	On 8/27/2008, Janus Aspen Series filed with the Commission via EDGAR (CIK: 0000906185);

•	On 9/8/2008, MFS® Variable Insurance Trust filed with the Commission via EDGAR (CIK: 0000918571).

•	On 8/25/2008, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company